Exhibit 99.1 - Pool Data Reprot

CIT Equipment Collateral 2004-VT1
Composition of Contract Pool
at June 30, 2006

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

33,100	166,255,648	55.91 months	21.11 months	$5,023
				($0 to $958,646.46)

Type of Contract
at June 30, 2006

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	19,114	57.75%	122,281,727	73.55%
Finance Leases	13,986	42.25	43,973,921	26.45

Total	33,100	100.00%	166,255,648	100.00%

CIT Equipment Collateral 2004-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2006

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	336	1.02%	1,075,111	0.65%
Alaska	67	0.20	92,004	0.06
Arizona	496	1.50	2,712,614	1.63
Arkansas	186	0.56	705,523	0.42
California	3,898	11.78	16,530,371	9.94
Colorado	811	2.45	2,039,657	1.23
Connecticut	581	1.76	3,137,156	1.89
Delaware	113	0.34	566,261	0.34
District of Columbia	151	0.46	508,975	0.31
Florida	2,873	8.68	16,196,947	9.74
Georgia	1,035	3.13	5,126,056	3.08
Hawaii	79	0.24	359,295	0.22
Idaho	67	0.20	174,884	0.11
Illinois	894	2.70	6,922,669	4.16
Indiana	397	1.20	2,075,701	1.25
Iowa	182	0.55	1,006,351	0.61
Kansas	168	0.51	672,541	0.40
Kentucky	224	0.68	657,923	0.40
Louisiana	339	1.02	570,614	0.34
Maine	44	0.13	41,541	0.02
Maryland	595	1.80	2,963,948	1.78
Massachusetts	1,205	3.64	6,515,990	3.92
Michigan	1,331	4.02	6,183,439	3.72
Minnesota	473	1.43	2,011,668	1.21
Mississippi	139	0.42	325,150	0.20
Missouri	421	1.27	1,297,419	0.78
Montana	59	0.18	51,613	0.03
Nebraska	83	0.25	366,523	0.22
Nevada	162	0.49	590,399	0.36
New Hampshire	148	0.45	431,606	0.26
New Jersey	2,311	6.98	17,101,833	10.29
New Mexico	136	0.41	222,953	0.13
New York	3,288	9.93	24,823,815	14.93
North Carolina	731	2.21	2,049,677	1.23
North Dakota	49	0.15	69,821	0.04
Ohio	844	2.55	3,055,298	1.84
Oklahoma	240	0.73	739,286	0.44
Oregon	384	1.16	1,384,914	0.83
Pennsylvania	1,608	4.86	8,878,368	5.34
Rhode Island	108	0.33	429,069	0.26
South Carolina	362	1.09	1,322,097	0.80
South Dakota	60	0.18	262,602	0.16
Tennessee	661	2.00	3,032,906	1.82
Texas	2,498	7.55	10,841,476	6.52
Utah	159	0.48	542,123	0.33
Vermont	77	0.23	229,015	0.14
Virginia	779	2.35	3,118,098	1.88
Washington	702	2.12	3,850,451	2.32
West Virginia	127	0.38	487,824	0.29
Wisconsin	390	1.18	1,844,907	1.11
Wyoming	29	0.09	59,164	0.04%

Total	33,100	100.00%	166,255,648	100.00

CIT Equipment Collateral 2004-VT1
Payment Status
at June 30, 2006

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	31,170	94.17%	158,408,167	95.28%
31-60 days delinquent	1,024	3.09	4,986,426	3.00
61-90 days delinquent	408	1.23	1,382,058	0.83
91-120 days delinquent	221	0.67	573,637	0.35
Over 120 days delinquent	277	0.84	905,360	0.54

Total	33,100	100.00%	166,255,648	100.00%

Equipment Type
at June 30, 2006

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Telecommunciations	6,322	19.10%	82,878,888	49.85%
Computers	19,859	60.00	24,576,014	14.78
General Office Equipment/Copiers	5,293	15.99	50,645,159	30.46
Automotive	1,340	4.05	6,311,116	3.80
Other (1)	250	0.76	1,335,986	0.80
Software	36	0.11	508,485	0.31

Total	33,100	100.00%	166,255,648	100.00%

CIT Equipment Collateral 2004-VT1
Required Payoff Amount
at June 30, 2006

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.01 - 5,000.00	26,710	80.69%	32,928,517	19.81%
5,000.01 - 10,000.00	3,244	9.80	22,638,244	13.62
10,000.01 - 15,000.00	1,133	3.42	13,817,564	8.31
15,000.01 - 25,000.00	894	2.70	17,160,426	10.32
25,000.01 - 50,000.00	646	1.95	22,395,316	13.47
50,000.01 - 100,000.00	286	0.86	19,526,405	11.74
100,000.01 - 150,000.00	95	0.29	11,717,198	7.05
150,000.01 - 250,000.00	53	0.16	9,778,915	5.88
250,000.01 - 500,000.00	29	0.09	9,473,982	5.70
500,000.01 - 958,646.50	10	0.03	6,819,080	4.10

Total	33,100	100.00%	$166,255,648	100.00%

Remaining Term
at June 30, 2006

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	19,255	58.17%	29,762,800	17.90%
13- 24	8,336	25.18	60,586,743	36.44
25- 36	5,501	16.62	75,286,840	45.28
37- 48	6	0.02	524,805	0.32
49- 60	2	0.01	94,460	0.06

Total	33,100	100.00%	$166,255,648	100.00%

CIT Equipment Collateral 2004-VT1
Types of Obligor
at June 30, 2006

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Service Organizations (1)	14,775	44.64%	80,857,811	48.63%
Manufacturing	3,676	11.11	21,021,507	12.64
Financial Services Institutions	3,325	10.05	18,939,314	11.39
Medical / Healthcare Organizations	2,002	6.05	11,822,434	7.11
Wholesale Trade	2,272	6.86	10,596,085	6.37
Retail Trade	2,605	7.87	8,418,509	5.06
Transportation	766	2.31	3,839,832	2.31
Construction	1,409	4.26	3,255,553	1.96
Printing & Publishing	433	1.31	2,535,063	1.52
Communications & Utilities	429	1.30	2,271,163	1.37
Government	187	0.56	1,413,095	0.85
Resources & Agriculture	435	1.31	711,137	0.43
Other (2)	786	2.37	574143.85	0.35%

Total	33,100	100.00%	166,255,648	100.00

(1) Primarily: Other Services&Organizations (17.89%); Engineering, Accounting and Research (16.28%); Business Services (13.67%); Membership Organizations (12.18%); and Automotive Svcs (9.36%).

(2) Includes $37,562.82 as the largest required payoff amount relating to a single obligor.

          As shown in the table above, the servicer’s records lists 0.35% of the total required payoff amount in the category of “Other” types of obligor. The servicer notes that the collateral securing approximately 0.22% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining “Other” obligor category represents approximately 0.13% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans )	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Top 5 Obligors	84	0.25%	$8,015,580	4.82%

          The Top 5 obligors conduct business in the Services (3.39%) and Manufacturing industries (1.43%).

CIT Equipment Collateral 2004-VT1
Scheduled Payments from the Contracts
at June 30, 2006

Collection Period	Scheduled Cashflows

Positive Rent Due	3,345,708.54

July-2006	10,570,673.93
August-2006	11,937,528.03
September-2006	10,761,307.06
October-2006	9,503,036.05
November-2006	8,276,412.25
December-2006	7,482,634.73
January-2007	7,185,069.20
February-2007	6,964,836.02
March-2007	6,729,487.55
April-2007	6,520,460.27
May-2007	6,298,376.86
June-2007	6,139,586.31
July-2007	6,053,218.82
August-2007	5,759,125.09
September-2007	5,610,782.06
October-2007	5,442,584.05
November-2007	5,213,869.76
December-2007	5,036,632.77
January-2008	4,939,142.27
February-2008	4,776,096.15
March-2008	4,630,086.28
April-2008	4,196,967.01
May-2008	3,675,236.73
June-2008	3,285,436.69
July-2008	2,864,162.48
August-2008	2,369,583.98
September-2008	1,847,783.32

Collection Period	Scheduled Cashflows

October-2008	1,342,270.77
November-2008	912,819.23
December-2008	484,053.93
January-2009	233,663.22
February-2009	62,404.82
March-2009	31,167.83
April-2009	24,713.52
May-2009	21,790.17
June-2009	20,961.92
July-2009	15,413.37
August-2009	13,730.42
September-2009	13,731.42
October-2009	6,319.87
November-2009	6,319.87
December-2009	6,319.87
January-2010	6,320.87
February-2010	6,280.51
March-2010	6,280.51
April-2010	6,281.51
May-2010	1,926.63
June-2010	1,926.63
July-2010	1,926.63
August-2010	1,926.63
September-2010	1,926.63
October-2010	754.93
November-2010	754.93
December-2010	755.93